UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue, 32nd Floor,

New York, New York 10017
(Address of principal executive offices including Zip Code)

(212) 697-9660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 9, 2005, Williamson Petroleum Consultants, Inc., an independent petroleum engineering firm, delivered to Warren Resources, Inc. (the “Company”) its consent to the use of various reports and letter of preliminary reserves provided by Williamson Petroleum to the Company.

A copy of the Williamson Petroleum consent is filed as Exhibit 23.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit

Description

Number	of Exhibit

23.1	Consent of Williamson Petroleum Consultants, Inc. dated December 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2005

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Norman F. Swanton
Norman F. Swanton,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
Number	of Exhibit

23.1	Williamson Petroleum Consultants, Inc. dated December 9, 2005.